UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

The Allstate Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1) Amount previously paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 11, 2018.

THE ALLSTATE CORPORATION

THE ALLSTATE CORPORATION
C/O EQ SHAREOWNER SERVICES
P.O. BOX 64945
ST. PAUL, MN 55164-0945
Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 13, 2018
Date: May 11, 2018	Time: 11:00 a.m., CDT
Location:	The Allstate Corporation
West Plaza Auditorium
3100 Sanders Road
Northbrook, IL 60062
Meeting Directions:	Please go to allstate.com or
call 800-416-8803
You are receiving this communication because you hold shares in the company named above.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

STOCKHOLDER MEETING REGISTRATION:
To vote and/or attend the meeting, go to "Register for Meeting" link at www.proxyvote.com.

If you do not have access to the Internet, you can register by phone at 1-888-247-6053.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
Notice of 2018 Annual Meeting, Proxy Statement and 2017 Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) available and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*

If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before April 27, 2018 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.

Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Voting Items
The Board of Directors recommends you vote "FOR" all nominees for Director.
1.	Election of Directors
	Nominees:		For	Against	Abstain
	1a.	Kermit R. Crawford	☐	☐	☐
	1b.	Michael L. Eskew	☐	☐	☐
	1c.	Margaret M. Keane	☐	☐	☐
	1d.	Siddharth N. Mehta	☐	☐	☐
	1e.	Jacques P. Perold	☐	☐	☐
	1f.	Andrea Redmond	☐	☐	☐
	1g.	Gregg M. Sherrill	☐	☐	☐
	1h.	Judith A. Sprieser	☐	☐	☐
	1i.	Perry M. Traquina	☐	☐	☐
	1j.	Thomas J. Wilson	☐	☐	☐

The Board of Directors recommends you vote "FOR" Proposals 2 and 3.		For	Against	Abstain
2.	Advisory vote to approve the executive compensation of the named executive officers.	☐	☐	☐
3.	Ratification of the appointment of Deloitte & Touche LLP as Allstate's independent registered public accountant for 2018.	☐	☐	☐

The Board of Directors recommends you vote "AGAINST" Proposals 4 and 5.		For	Against	Abstain
4.	Stockholder proposal on independent board chairman.	☐	☐	☐
5.	Stockholder proposal on reporting political contributions.	☐	☐	☐

THE ALLSTATE CORPORATION
Annual Meeting of Stockholders
May 11, 2018 11:00 a.m., CDT
This Proxy Card/Voting Instruction Form is solicited on behalf of the Board of Directors

You hereby authorize Susan L. Lees, Mario Rizzo, and Thomas J. Wilson to vote all shares of common stock of The Allstate Corporation that you would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on May 11, 2018, and at any adjournments thereof. The authority conferred by this Proxy Card/Voting Instruction Form shall be exercised by a majority of these persons present and acting at the meeting or, if only one of them is present, by that person. Each such person has the authority to designate a substitute to act for him or her. These persons are authorized to vote such shares on the matters shown, and in the manner directed, on the reverse hereof and in their discretion on any other matters that may properly come before the meeting. If you return a signed proxy but do not indicate how the shares should be voted on a matter, the shares represented by your signed proxy will be voted as the Board of Directors recommends.

You acknowledge receipt of The Allstate Corporation's Notice of 2018 Annual Meeting and Proxy Statement, dated March 28, 2018, and its 2017 Annual Report. You hereby revoke any instructions previously given to vote the shares represented by this Proxy Card/Voting Instruction Form.

Allstate and the Trustee have instructed the tabulation agent to keep your voting instructions strictly confidential.

Authorized Signatures - This section must be completed for your instructions to be executed.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
/ /
Signature 1 - (Please sign on line)	Signature 2 - (Joint Owners)	Date - (Please print date)

Allstate®

JOIN YOUR FELLOW STOCKHOLDERS AND VOTE TODAY!

P02218-EPR

April 25, 2018

You should have recently received proxy material regarding The Allstate Corporation 2018 Annual Meeting of Stockholders scheduled to be held on May 11, 2018. As of the date of this notice, our records indicate that you have not yet voted your shares. Your vote is very important. For your convenience, we are enclosing a new voting form. Please vote your shares by Internet, telephone or mail by following the instructions on the back of the voting form. If your shares have already been voted, please disregard this notice.

Thank you for your continued investment in
The Allstate Corporation.

**** 3 EASY WAYS TO VOTE ****
**YOUR VOTE IS IMPORTANT - VOTE TODAY!**

1. **Vote by Internet**: Go to www.proxyvote.com. Have your control number listed on the voting form ready and follow the simple instructions.

2. **Vote by Phone**: Please call the toll free number listed on your voting form. Have your control number listed on the voting form ready and follow the simple instructions.

3. **Vote by Mail**: Mark, sign and date your voting form and return it in the postage-paid return envelope.